                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): June 30, 2001



                                    SLI, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         OKLAHOMA                    0-25848                 73-1412000
         --------                    -------                 ----------
 (State of Incorporation)          (Commission              (IRS Employer
                                   File Number)           Identification No.)


500 CHAPMAN STREET, CANTON, MASSACHUSETTS                       02021
-----------------------------------------                       -----
(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code:  (781) 828-2948

ITEM 2.  DISPOSITION OF ASSETS

         (a) In March 2001, the Company entered into an agreement to sell to an unaffiliated third party certain assets and service contracts of its lighting service and maintenance business. As a result of this divestiture, charges totaling $48.3 million were incurred, consisting of a goodwill write-off of $32.9 million, other asset write-downs of $8.9 million and exit costs of $6.5 million. The exit costs primarily relate to unfavorable contractual agreements and severance and related costs.

         (b) The Board of Directors of SLI, Inc. (the "Company") at a meeting held on June 5, 2001 approved a plan to exit the lighting ballast business and focus on the more profitable lamp, fixture and miniature optoelectronic businesses. To that end, the Company has closed its Power Lighting Products Division with plants in Juarez, Mexico and El Paso, Texas. The Company attributes the action to current weak economic conditions along with the chronic competitive price and margin pressures in the increasingly commoditized ballast business. The Company will continue to honor orders for electronic, magnetic, compact fluorescent and HID ballasts until inventories are depleted. As a result of this closing, charges totaling $50.9 million were incurred, consisting of a write-off of intangibles of $14.2 million, other asset write-downs of $25.8 million and exit costs of $10.9 million. The exit costs primarily relate to leases, severance and related costs.

         (c) For information relating to the effect of the above disposition and closing on the Company's financial statements, reference is made to the Pro Forma financial statements attached hereto and included herein.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SLI, INC.



                              By: /s/ Richard Parenti
                                  Richard Parenti
                                  Vice President and Chief Financial Officer


Date: July 16, 2001

                           SLI, INC. AND SUBSIDIARIES
                 PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                  APRIL 1, 2001
                                 (In thousands)

                                                                           PLP                PROBABLE
                                                              COMPANY      DISPOSAL (A)       DISPOSAL (B)         PROFORMA
                                                             ---------     ------------       ------------        ----------
                                                           ASSETS
Current Assets:
      Cash and cash equivalents                              $  62,233        $      --         $   3,083         $  65,316
      Accounts receivable, net                                 191,951           (2,600)           (3,179)          186,172
      Inventories                                              204,162           (9,739)           (5,450)          188,973
      Prepaid expenses and other                                19,590             (580)              (91)           18,919
                                                             ---------        ---------         ---------         ---------
           Total current assets                                477,936          (12,919)           (5,637)          459,380

PROPERTY, PLANT AND EQUIPMENT, NET AT COST:                    390,495          (11,948)           (2,390)          376,157
OTHER ASSETS:                                                  104,431          (14,165)            3,000            93,266
                                                             ---------        ---------         ---------         ---------

           Total assets                                      $ 972,862        $ (39,032)        $  (5,027)        $ 928,803
                                                             =========        =========         =========         =========

                                                LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
      Short-term notes payable                               $  54,218        $   1,000         $  (2,605)        $  52,613
      Current portion of long-term debt                            317                                317
      Current portion of capital lease obligations               1,082                              1,082
      Accounts payable                                         130,004                            130,004
      Accrued income taxes payable                               7,431                                (66)            7,365
      Other accrued expenses                                   112,638           10,853            (1,393)          122,098
                                                             ---------        ---------         ---------         ---------
           Total current liabilities                           305,690           11,853            (4,064)          313,479
                                                             ---------        ---------         ---------         ---------

LONG-TERM DEBT, LESS CURRENT PORTION                           319,042                                  2           319,044
                                                             ---------        ---------         ---------         ---------

OTHER LIABILITIES:                                              72,126               --                --            72,126
                                                             ---------        ---------         ---------         ---------

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:                                          276,004          (50,885)             (965)          224,154
                                                             ---------        ---------         ---------         ---------
           Total liabilities and stockholders' equity        $ 972,862        $ (39,032)        $  (5,027)        $ 928,803
                                                             =========        =========         =========         =========

(a) Proforma adjustments to write-down the carrying value of the assets, in connection with the Company's plan to exit the PLP business. Adjustments are based on management's best estimates of recovery and liquidation values for existing assets, and costs expected to be incurred in exiting the PLP business.

(b) Proforma adjustments to reflect the expected proceeds from the sale of SLI Lighting Company and the remaining assets totaling $6,083,000, of which notes receivable totaled $3,000,000. The transaction is expected to close by the end of July 2001.

              PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS DATA
                   (For the three months ended April 1, 2001)
                                 (In thousands)

                                                                               Recent          Probable
                                                              Company       Disposals (a)     Disposal (b)        Pro Forma
                                                             ---------      -------------     ------------        ---------
Net sales                                                    $ 246,347        $ (20,257)        $   5,443         $ 231,533
Cost of products sold                                          191,505          (23,230)            4,177           172,452
                                                             ---------        ---------         ---------         ---------
  Gross margin                                                  54,842            2,973             1,266            59,081

Selling, general and administrative                             49,496           (4,608)            1,553            46,441
Restructuring charges and other one-time charges                54,696          (50,533)               --             4,163
                                                             ---------        ---------         ---------         ---------
  Operating income (loss)                                      (49,350)          58,114              (287)            8,477
Interest income                                                   (381)              --               (19)             (400)
Interest expense                                                 7,986               (8)               --             7,978
Other expense (income)                                            (819)             (16)               --              (835)
                                                             ---------        ---------         ---------         ---------
  Income (loss) before income taxes                            (56,136)          58,138              (268)            1,734
Income taxes                                                     1,873             (151)                2             1,724
                                                             ---------        ---------         ---------         ---------
  Net income (loss)                                          $ (58,009)       $  58,289         $    (270)        $      10
                                                             =========        =========         =========         =========

Net income (loss) per common share-diluted                   $  (1.66)                                            $    0.00
                                                             =========                                            =========
Weighted average shares outstanding-diluted                     34,927                                               34,927
                                                             =========                                            =========

Net income (loss) per common share-basic                     $  (1.66)                                            $    0.00
                                                             =========                                            =========
Weighted average shares outstanding-basic                       34,927                                               34,927
                                                             =========                                            =========

--------------
(a) Adjustment made to eliminate the results of operations for divestitures, as follows:
         1) SLI Lighting Solutions as a result of a plan for disposal in March 2001.

         2) PLP as a result of a plan for disposal in June 2001. Proforma adjustments to write-down the carrying value of the assets, in connection with the Company's plan to exit the PLP business. Adjustments are based on management's best estimates of recovery and liquidation values for existing assets, and costs expected to be incurred in exiting the PLP business.

(b) Adjustment made to eliminate the year to date fiscal year 2001 results of operations for SLI Lighting Company as a result of an agreement to sell the business, subject to financing. The transaction is expected to close by the end of July 2001.

              PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS DATA
                 (For the fiscal year ended December 31, 2000)
                                 (In thousands)

                                                                             Pro Forma
                                                                             Adjustments
                                                               Recent        for Recent      Recent        Probable
                                     Company  Brilliant (a) Acquisitions(b) Acquisitions   Disposals(c)   Disposal(d)   Pro Forma
                                    --------- ------------- --------------- ------------   ------------   -----------   ---------
Net sales                           $ 913,315     $27,056       $ 113,838     $(1,613)(e)    $(117,996)    $(26,894)    $ 907,706
Cost of products sold                 661,639      16,938          86,432      (4,415)(f)      (95,345)     (21,476)      643,773
                                    ---------     -------       ---------     -------        ---------     --------     ---------
  Gross margin                        251,676      10,118          27,406       2,802          (22,651)      (5,418)      263,933

Selling,general and administrative    203,344       7,775          25,957         663(g)       (27,944)      (3,739)      206,056
Restructuring charges and
   other one-time charges               8,919          --              --        (541)              --        8,378
                                    ---------     -------       ---------     -------        ---------     --------     ---------
  Operating income (loss)              39,413       2,343           1,449       2,139            5,834       (1,679)       49,499
Interest income                        (1,613)                      1,070          --               --           34          (509)
Interest expense                       22,308         225             368          --              (81)          --        22,820
Other expense (income)                 (6,442)      2,066              99          --               42           --        (4,235)
                                    ---------     -------       ---------     -------        ---------     --------     ---------
  Income (loss) before income taxes    25,160          52             (88)      2,139            5,873       (1,713)       31,423
Income taxes                            4,096          52           1,370          --             (379)          --         5,139
                                    ---------     -------       ---------     -------        ---------     --------     ---------
  Net income (loss)                 $  21,064     $    --       $  (1,458)    $ 2,139        $   6,252     $ (1,713)    $  26,284
                                    =========     =======       =========     =======        =========     ========     =========
Net income per common
   share-diluted                    $    0.61                                                                           $    0.76
                                    =========                                                                           =========
Weighted average shares
   outstanding-diluted                 34,566                                                                              34,566
                                    =========                                                                           =========

Net income per common share-basic   $    0.61                                                                           $    0.77
                                    =========                                                                           =========
Weighted average shares
   outstanding-basic                   34,328                                                                              34,328
                                    =========                                                                           =========

--------------

(a) Reflects the change from equity accounting to consolidation accounting and assumes effective control of Brilliant from the Emess PLC business line acquisition for the four months from the July 2000 acquisition date until the effective control of November 2000.

(b) Reflects the results of operations for recent acquisitions made in FY2000 and FY2001, as follows:.
         1) The acquisition of certain business lines of Emess PLC for the six month period prior to July 2000, the date of the acquisition by the Company. The results of operations for this acquisition subsequent to July 2000 are included in the Company's consolidated results of operations for fiscal 2000.

         2) The acquisition of Demaglass for the eight month period prior to September 2000, the date of the acquisition by the Company. The results of operations for this acquisition subsequent to September 2000 are included in the Company's consolidated results of operations for fiscal 2000.

         3) The acquisition of EBT for the 12 month period prior to January 2001, the date of the acquisition by the Company.

(c) Adjustment made to eliminate the results of operations for divestitures, as follows:
         1) SLI Lighting Solutions as a result of a plan for disposal in March 2001.

         2)       PLP as a result of a plan for disposal in June 2001.

(d) Adjustment made to eliminate the FY 2000 results of operations for SLI Lighting Company as a result of an agreement to sell the business, subject to financing. The transaction is expected to close by the end of July 2001.

(e) Adjusted to eliminate certain ceased product line sales from the Demaglass acquisition.

(f) As a result of the acquisition of certain business lines of Emess PLC, depreciation expense related to buildings and equipment has been adjusted by ($180,000) to reflect revised estimated useful lives consistent with the Company's policy on similar assets and the revaluation of fixed assets to fair market value. In addition, the Demaglass results of operation were adjusted to eliminate cost of sales of certain ceased product lines totaling $1,452,000; and gives effect to adjustments resulting from the implementation of the Company's acquisition plans to reduce the number of employees and realign certain operations in the amount of $3,143,000.

(g) Reflects goodwill amortization totaling ($1,290,000) as a result of the purchase price allocation; and gives effect to adjustments totalling $627,500 resulting from the implementation of the Company's acquisition plans to reduce the number of employees and realign certain operations.